SCHEDULE 14A INFORMATION


           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material pursuant to
     Rule 14a-11(c) or Rule 14a-12


                              QUOTEMEDIA.COM, INC.
                (Name of Registrant as Specified In Its Charter)


                -------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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     3)   Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)   Proposed maximum aggregate value of transaction:

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[ ]  Fee paid previously by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

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     2)   Form, Schedule or Registration Statement No.:

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
                              QUOTEMEDIA.COM, INC.

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                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 14, 2003

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     The Annual  Meeting  of  Stockholders  of  Quotemedia.com,  Inc.,  a Nevada
corporation, will be held at 10:00 a.m., on Friday, February 14, 2003 at 2375 East Camelback Road, Suite 700, Phoenix, Arizona 85016 for the following purposes:

     1. To elect three directors to serve until their successors are elected and qualified.

     2. To approve an amendment to our Restated Articles of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000 shares.

     3. To approve an amendment to our Restated Articles of Incorporation to change the name of our company to Quotemedia, Inc.

     4. To approve our 2003 Equity Incentive Compensation Plan.

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the proxy statement accompanying this notice.

     Only stockholders of record at the close of business on January 3, 2003 are entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she previously has returned a proxy.

                                        Sincerely,


Scottsdale, Arizona                     Keith J. Randall
January 6, 2003                         Secretary

                              QUOTEMEDIA.COM, INC.
                      14500 N. NORTHSIGHT BLVD., SUITE 329
                            SCOTTSDALE, ARIZONA 85260

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                                 PROXY STATEMENT

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                            VOTING AND OTHER MATTERS

GENERAL

     The enclosed proxy is solicited on behalf of Quotemedia.com, Inc., a Nevada corporation, by our Board of Directors for use at our Annual Meeting of Stockholders to be held at 10:00 a.m. on Friday, February 14, 2003 or at any adjournment thereof, for the purposes set forth in this proxy statement and in the accompanying notice. The meeting will be held at 2375 East Camelback Road, Suite 700, Phoenix, Arizona 85016.

     These proxy solicitation materials were first mailed on or about January 10, 2003, to all stockholders entitled to vote at the meeting.

VOTING SECURITIES AND VOTING RIGHTS

     Stockholders of record at the close of business on January 3, 2003 are entitled to notice of and to vote at the meeting. On the record date, there were issued and outstanding 48,055,604 shares of our common stock. Each holder of common stock voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting.

     The presence, in person or by proxy, of the holders of a majority of the total number of shares entitled to vote constitutes a quorum for the transaction of business at the meeting. Assuming that a quorum is present, a plurality of the votes properly cast in person or by proxy will be required to elect directors and the affirmative vote of a majority of the shares present in person or by proxy will be required for the approval of the 2003 Equity Incentive Compensation Plan. The affirmative vote of a majority of the outstanding shares of our common stock is required to approve the amendments to our Restated Articles of Incorporation to (a) increase the number of authorized shares of our common stock from 50,000,000 to 100,000,000 shares, and (b) change the name of our company to Quotemedia, Inc.

     Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

VOTING OF PROXIES

     When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted (i) "for" the election of nominees for director set forth in this proxy statement, (ii) "for" approval of the amendment to our Restated Articles of Incorporation to increase the number of authorized shares of common stock, (iii) "for" approval of the amendment to our Restated Articles of Incorporation to change the name of our company to Quotemedia, Inc., and (iv) "for" approval of the 2003 Equity Incentive Compensation Plan.

REVOCABILITY OF PROXIES

     Any person giving a proxy may revoke the proxy at any time before its use by delivering to us written notice of revocation, by delivering to us a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

SOLICITATION

     We will pay for the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of our directors and officers, personally or by telephone or email, without additional compensation.

ANNUAL REPORT AND OTHER MATTERS

     Our Form 10-KSB for the fiscal year ended December 31, 2001 and Form 10-QSB for the nine months ended September 30, 2002, which were mailed to stockholders with or preceding this proxy statement, contain financial and other information about our company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained in the "Report of the Audit Committee" below shall not be deemed "filed" with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

     WE WILL PROVIDE UPON WRITTEN REQUEST, WITHOUT CHARGE TO EACH STOCKHOLDER OF RECORD AS OF THE RECORD DATE, A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 AND OUR QUARTERLY REPORT ON FORM 10-QSB FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002, AS FILED WITH THE SEC. ANY EXHIBITS LISTED IN THE REPORTS ALSO WILL BE FURNISHED UPON REQUEST AT THE ACTUAL EXPENSE INCURRED BY US IN FURNISHING SUCH EXHIBITS. ANY SUCH REQUESTS SHOULD BE DIRECTED TO OUR SECRETARY AT OUR EXECUTIVE OFFICES SET FORTH IN THIS PROXY STATEMENT.

                              ELECTION OF DIRECTORS

NOMINEES

     Our bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors. All directors are elected at each annual meeting of our stockholders. Directors hold office for a term of one year or until their successors have been elected and qualified.

     A board of three directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named below. All of the nominees currently are directors of our company. In the event that any such nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee designated by the current Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

     The following table sets forth certain information regarding our directors and nominees for directors.

               NAME               AGE                  POSITION
               ----               ---                  --------
     Robert J. Thompson........    60    Chairman of the Board
     David M. Shworan..........    35    President, Chief Executive Officer, and
                                         Director
     R. Keith Guelpa...........    56    Chief Operating Officer and Director

     ROBERT J. THOMPSON has served as our Chairman of the Board since February 2000. Since May 1996, Mr. Thompson has served as the President of BIMSI Marketing Services, Inc., Vancouver, Canada, a privately held company that manages the worldwide marketing activities for Birkman International, Inc., Houston, Texas, which is one of the world's leading companies providing employee behavior assessment reports utilized by Fortune 500 companies. From October 1994 until May 1996, he served as President of The Robert Thompson Partnership, Certified Management Consultants Inc., a division of which was the predecessor firm of Bimsi Marketing Services. For over 30 years, Mr. Thompson practiced as a professional management consultant and was a partner of KPMG Management Consultants, Woods Gordon/Clarkson Gordon, and Ernst & Whinney. He has served as a director on many boards and until recently served as Chairman of C.M. Oliver Inc., a Canadian-based investment dealer.

     DAVID M. SHWORAN has served as our President, Chief Executive Officer, and a director since November 2002. Mr. Shworan is a veteran of online marketing and Internet business. Mr. Shworan is the co-founder of Bravenet Web Services, Inc., a webmaster tools and services site for web developers, and has served as the Chief Executive Officer of Bravenet since September 1997. Mr. Shworan is the founder of several Internet companies, and has been a consultant to Internet companies for the past three years.

     R. KEITH GUELPA has served as our Chief Operating Officer since November 2002 and as a director since July 1999. Mr. Guelpa served as our President and Chief Executive Officer, from July 1999 until November 2002. From March 1999 until June 1999, Mr. Guelpa served as President of R.K. Guelpa & Associates, a private consulting company. From January 1998 until February 1999, Mr. Guelpa was Chairman and Chief Executive Officer of Mailbank.com, Inc., Vancouver, Canada, a privately held Canadian Internet based corporation which owned the largest registration of top level domain names in the world. From November 1995 until December 1997, Mr. Guelpa served as President/CDO of C.M. Oliver Inc., a publicly held Canadian corporation offering brokerage/financial planning and investment banking services. Mr. Guelpa received a Bachelor of Commerce degree from the University of British Columbia in 1970.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     Our Board of Directors held seven meetings during the fiscal year ended December 31, 2002. Each of our directors attended at least 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during fiscal 2002, and (ii) the total number of meetings held by all committees of the Board of Directors on which such person served during fiscal 2002.

     Our bylaws authorize the Board of Directors to appoint among its members one or more committees consisting of one or more directors. Our Audit Committee reviews our annual financial statements, any significant accounting issues, and the scope of the audit with our independent auditors and discusses with the auditors any other audit related matters that may arise during the year. During fiscal 2002, our Audit Committee consisted of Mr. Thompson and Ian Lambert, both non-employee directors of our company, and Mr. Guelpa. The Compensation Committee, which during fiscal 2002 consisted of Messrs. Thompson and Lambert, reviews and acts on matters relating to compensation levels and benefit plans for our key executives. Mr. Lambert resigned as a director of our company effective November 21, 2002.

DIRECTOR COMPENSATION AND OTHER INFORMATION

     Directors do not receive cash compensation for service on our Board. All directors receive from us a grant of options to purchase 200,000 shares of common stock upon joining our Board of Directors, which are vested on the date of grant. From time to time, we grant to our directors options to purchase additional shares of common stock.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND OTHER COMPENSATION

     The following table sets forth certain information concerning the compensation for the fiscal years ended December 31, 2000, 2001, and 2002 earned by our Chief Executive Officer and one other officer who served as our Chief Executive Officer during fiscal 2002. None of our other executive officers cash salary and bonus exceeded $100,000 during fiscal 2002.

                           SUMMARY COMPENSATION TABLE

                                                                         LONG TERM
                                                                        COMPENSATION
                                                                           AWARDS
                                                                         SECURITIES
                                                                         UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION               YEAR       SALARY($)(1)         OPTIONS(#)    COMPENSATION ($)
---------------------------               ----       ------------         ----------    ----------------
David M. Shworan....................      2002       $      --(3)       20,000,000(3)       $     --
     Chief Executive Officer (2)
R. Keith Guelpa.....................      2002       $  36,458(5)          871,875(5)       $ 30,000(6)
     Chief Operating Officer,             2001       $ 125,000                  --          $ 50,000(6)
     President, and Director (4)          2000       $ 175,000             350,000          $     --

----------
(1) The executive officers listed also received certain perquisites, the value of which did not exceed 10% of his salary during any year presented.

(2)  Mr. Shworan was named our Chief Executive  Officer  effective  November 13,
     2002.

(3) Pursuant to his employment agreement, we will not pay or accrue salary for Mr. Shworan until determined by us and him at a later date. In connection with his employment, we granted to Mr. Shworan as a signing bonus five-year warrants to purchase 4,000,000 shares of common stock, which were vested as of the date of grant, and warrants to purchase an additional 16,000,000 shares of common stock, which vest pursuant to our company achieving various monthly net revenue targets and common stock price targets.

(4) Mr. Guelpa served as our Chief Executive Officer from July 1999 to November 2002. Effective November 13, 2002, Mr. Guelpa was named our Chief Operating Officer.

(5) During 2001, $73,983 of Mr. Guelpa's salary was accrued but remained unpaid at December 31, 2001. During 2002, Mr. Guelpa forgave $23,983 of the salary payable. The remaining $50,000 was paid to Mr. Guelpa and loaned back to us. During 2002, Mr. Guelpa also agreed to receive a reduced salary of $36,458 in exchange for receiving warrants to purchase 871,875 shares of common stock at an average exercise price of $0.09. See "Executive Compensation - Option Grants."

(6) In May 2000, we loaned Mr. Guelpa $80,000 to provide relocation assistance. During 2001, our Board of Directors approved forgiving $50,000 of the loan. During 2002, our Board of Directors approved forgiving the remaining $30,000 of loan.

OPTION GRANTS

     The following table provides information on stock options granted to the officers listed during the fiscal year ended December 31, 2002.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                           INDIVIDUAL GRANTS
                                                     -----------------------------
                                  NUMBER OF
                                 SECURITIES          % OF TOTAL
                                 UNDERLYING            OPTIONS            EXERCISE
                                  OPTIONS            GRANTED IN            PRICE           EXPIRATION
NAME                             GRANTED (#)         FISCAL YEAR         ($/SH)(1)            DATE
----                             -----------         -----------         ---------            ----
David M. Shworan.......           4,000,000(2)           18.6%               $0.05          11/13/07
                                 16,000,000(3)           74.6%               $0.05          11/13/07

R. Keith Guelpa........             367,875(4)            1.7%               $0.05          10/31/07
                                    324,625(4)            1.5%               $0.09          09/04/07
                                    179,375(4)            1.0%               $0.15          05/24/07

----------
(1) The exercise prices of all options and warrants granted were equal to the fair market value of our common stock on the date of grant.

(2)  The warrants were vested immediately upon grant.

(3) The warrants vest pursuant to our company achieving various monthly net revenue targets and common stock price targets. See "Executive Compensation -- Employment Agreements."

(4) In exchange for Mr. Guelpa's agreement to reduce his salary, we granted to him warrants to purchase shares of common stock. See "Certain Relationships and Related Transactions."

OPTION VALUES

     The following table provides information respecting the options held by the officers listed as of December 31, 2002. The officers listed did not exercise options during fiscal 2002.

                 OPTIONS HELD AND VALUES AS OF DECEMBER 31, 2002

                                          NUMBER OF SECURITIES                  VALUE OF UNEXERCISED
                                         UNDERLYING UNEXERCISED                 IN-THE MONEY OPTIONS
                                      OPTIONS AT FISCAL YEAR-END(#)           AT FISCAL YEAR-END($)(1)
                                  ---------------------------------       --------------------------------
NAME                              EXERCISABLE        UNEXERCISABLE        EXERCISABLE        UNEXERCISABLE
----                              -----------        -------------        -----------        -------------
David M. Shworan........           4,000,000           16,000,000           $ 40,000           $ 160,000

R. Keith Guelpa.........           1,221,875                   --           $  3,679           $      --

----------
(1) Calculated based upon the closing price of our common stock as reported on the OTC Bulletin Board on December 31, 2002 of $0.06 per share. The exercise prices of certain of the options held by our executive officers on December 31, 2002 were greater than $0.06 per share.

EMPLOYMENT AGREEMENTS

     On November 13, 2002, we entered into a two-year employment agreement with David M. Shworan to serve as our Chief Executive Officer. At that time, and as a condition of his employment, Mr. Shworan agreed to arrange for an affiliated company to purchase 800,000 shares of our common stock at a price of $0.05 per share each six-month period commencing on November 12, 2002, up to an aggregate of 4,800,000 shares ($240,000). We will not be obligated to pay or accrue cash compensation to Mr. Shworan until determined by the parties at a future date. In connection with his employment, we granted to Mr. Shworan as a signing bonus five-year warrants to purchase 4,000,000 shares of our common stock at an exercise price of $0.05 per share. One-twelfth of the warrants will vest each month during the first year of the agreement. In addition, we granted to Mr. Shworan warrants to purchase an additional 16,000,000 shares of common stock at an exercise price of $0.05 per share, which vest pursuant to our company achieving various monthly net revenue targets and common stock price targets, as follows:

     Monthly Net Revenue Targets (1)                    Warrants Vested
     -------------------------------                    ---------------
                $  40,000                                  3,000,000
                $  60,000                                  1,000,000
                $ 250,000                                  1,000,000
                $ 750,000                                  1,000,000


        Share Price Targets (2)                        Warrants Vested
        -----------------------                        ---------------
                 $ 0.50                                    1,000,000
                 $ 0.75                                    1,000,000
                 $ 1.00                                    3,000,000
                 $ 1.50                                    2,000,000
                 $ 2.00                                    3,000,000

----------
(1) The respective warrants will vest at such time as our company records an average of the indicated target level during a three-month period. The warrants will not vest until a three-month average of a target level is achieved.

(2) The respective warrants will vest at such time as the market value of our common stock as quoted on the OTC Bulletin Board achieves a one-month average of the indicated target level.

     We have a five-year employment agreement with Mr. Guelpa, our Chief Operating Officer, terminating in July 2004. The employment agreement was amended on November 13, 2002 and provides for a base salary of $60,000 per year. The agreement provides for incentive based compensation based upon our company achieving various profitability levels. In the event we record net income of $10.0 million, we will grant to Mr. Guelpa options to purchase 500,000 shares of our common stock. If we terminate Mr. Guelpa's employment without cause, we have agreed to pay Mr. Guelpa a lump sum payment of two years' salary and all perquisites. If we terminate Mr. Guelpa following a merger, takeover, or any other event that changes more than 25% ownership of our company, we have agreed to pay Mr. Guelpa a lump sum payment of three years' salary and all perquisites. Such lump sum payment will equal one years' salary and perquisities in the event Mr. Guelpa terminates his employment following such transaction.

     We offer our employees, including officers, medical benefits. Our executive officers and other key personnel are eligible to receive discretionary bonuses, and are eligible to receive stock options under our stock option plans.

1999 STOCK OPTION PLAN

     During March 1999, we adopted, and our stockholders approved, the 1999 Stock Option Plan to advance the interests of our company by encouraging and enabling key employees to acquire a financial interest in our company and link their interests and efforts to the long-term interests of our stockholders. A total of 400,000 shares of common stock was initially reserved for issuance under the plan. In September 1999, this number was increased to 2,500,000 and further increased to 6,000,000 during 2001. As of December 31, 2002, no shares of our common stock had been issued upon exercise of options granted under the plan, and there were outstanding options to acquire 5,015,000 shares of our common stock under the plan.

     The plan is administered by our Board of Directors or a committee appointed by our Board. Our Board or the committee has the authority to grant options, determine the purchase price of shares of our common stock covered by each option, determine the persons who are eligible under the plan, interpret the plan, determine the terms and provisions of an option agreement, and make all other determinations deemed necessary for the administration of the plan. Options may be granted to any director, officer, key employee, or any advisory board member of our company. Incentive stock options may not be granted to a director, consultant, or advisory board member that is not an employee of our company.

     The price of any incentive stock options may not be less than 100% of the fair market value of our common stock on the date of grant. The price of any incentive stock options granted to a person who owns more than 10% of our common stock may not be less than 110% of the fair market value of our common stock on the date of grant. The option price for non-incentive stock options may not be less than 50% of the fair market value of our common stock on the date of grant. Options may be granted for terms of up to but not exceeding ten years from the date of grant, however, in the case of an incentive stock option granted to an individual who beneficially owns 10% more of the stock of our company, the exercise period shall not exceed five years from the date of grant. Our Board of Directors may accelerate the exerciseability of any outstanding options at any time for any reason.

     In the event of any change in the number of shares of our common stock, the number of shares of common stock covered by outstanding options and the price per share of such options will be adjusted accordingly to reflect any such changes. Similar changes will also be made if our company engages in any merger, consolidation, or reclassification in which is it the surviving entity. In the event that we are not the surviving entity, each option shall terminate provided that each holder will have the right to exercise during a ten period ending on the fifth day prior to such corporate transaction. In the event of a change of control, our board or the committee may terminate each option, provided that each holder receive the amount of cash equal to the difference between the exercise price of the each option and the fair market value of each share of stock subject to such option.

     Our Board may suspend, terminate, modify, or amend the plan provided that, in certain instances, the holders of a majority of our common stock issued and outstanding approve the amendment.

2003 EQUITY INCENTIVE COMPENSATION PLAN

     Our Board of Directors has approved our 2003 Equity Incentive Compensation Plan, subject to approval by our stockholders at the meeting.

     The purpose of the 2003 equity plan is to assist our company in attracting, motivating, retaining, and rewarding high-quality executives and other employees, directors, officers, and independent contractors by enabling such persons to acquire or increase a proprietary interest in our company in order to strengthen the mutuality of interests between such persons and our stockholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value. The 2003 Equity Incentive Compensation Plan is summarized in "Proposals to Approve Our 2003 Equity Incentive Compensation Plan."

     Presently, the number of shares of common stock that may be issued under the 2003 Equity Incentive Compensation Plan is equal to 10,000,000. As of December 31, 2002, no shares of common stock had been issued upon exercise of options granted under the 2003 Equity Incentive Compensation Plan and there were no options outstanding under the 2003 Equity Incentive Compensation Plan.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth information with respect to our common stock that may be issued upon the exercise of outstanding options, warrants, and rights to purchase shares of our common stock as of December 31, 2002.

                                                                                                      (c)
                                             (a)                                              Number of Securities
                                     Number of Securities               (b)                 Remaining Available for
                                      to be Issued Upon           Weighted Average           Future Issuance Under
                                         Exercise of             Exercise Price of         Equity Compensation Plans
                                     Outstanding Options,       Outstanding Options,         (Excluding Securities
        Plan Category                Warrants, and Rights       Warrants, and Rights       Reflected in Column (a))
        -------------                --------------------       --------------------       ------------------------
Equity Compensation Plans
   Approved by
   Stockholders...........                    2,500,000                $0.30                           --

Equity Compensation Plans
   Not Approved by
   Stockholders...........                   25,866,875 (2)            $0.06                       10,985,000 (1)
                                             ----------                                            ----------

           Total............                 28,366,875                                            10,985,000
                                             ==========                                            ==========

----------
(1) Includes 10,000,000 securities that may be issued under the 2003 Equity Incentive Compensation Plan, subject to approval by our stockholders at the meeting. Also includes 985,000 options available to be issued under our existing 1999 Stock Option Plan.

(2) Includes 16,000,000 warrants that vest pursuant to our company achieving various monthly net revenue targets and common stock price targets.

LIMITATION OF DIRECTORS' LIABILITY; INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES, AND AGENTS

     Our articles of incorporation eliminate the personal liability of any director of our company to us or our stockholders for money damages for breach of fiduciary duty as a director or officer, to the fullest extent allowed by the General Corporation Law of Nevada, or NGCL. Under the NGCL, directors and officers will not be individually liable to us or our stockholders for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that (a) his act or failure to act constituted a breach of his fiduciary duties as a director or officer; and (b) his breach of those duties involved intentional misconduct, fraud, or a knowing violation of law. The effect of these provisions in our articles of incorporation is to eliminate our rights and the rights of our stockholders (through stockholders' derivative suits on our behalf) to recover money damages from a director for all actions or omissions as a director (including breaches resulting from negligent or grossly negligent behavior) except in the situations described above. These provisions do not limit or eliminate our rights or the rights of our stockholders to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director's duty of care.

     Our articles of incorporation require us to indemnify and advance expenses to any person who incurs liability or expense by reason of such person acting as a director of our company, to the fullest extent allowed by the NGCL. This indemnification is mandatory with respect to directors in all circumstances in which indemnification is permitted by the NGCL, subject to the requirements of the NGCL. In addition, we, in our sole discretion, may indemnify and advance expenses, to the fullest extent allowed by the NGCL, to any person who incurs liability or expense by reason of such person acting as an officer, employee, or agent of our company, except where indemnification is mandatory pursuant to the NGCL, in which case we are required to indemnify to the fullest extent required by the NGCL.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During November 13, 2002, we entered into a two-year employment agreement with Mr. Shworan to serve as our Chief Executive Officer. See "Executive Compensation - Employment Agreements." At that time, and as a condition to his employment, Mr. Shworan agreed to arrange for an affiliated company to purchase 800,000 shares of our common stock at a price of $0.05 per share each six-month period commencing on November 12, 2002, up to an aggregate of 4,800,000 shares. We will not be obligated to pay or accrue cash compensation to Mr. Shworan until determined by the parties at a future date. In connection with his employment, we granted to Mr. Shworan as a signing bonus five-year warrants to purchase 4,000,000 shares of our common stock at an exercise price of $0.05 per share. One-twelfth of the warrants will vest each month during the first year of the agreement. In addition, we granted to Mr. Shworan warrants to purchase an additional 16,000,000 warrants at an exercise price of $0.05 per share, which vest pursuant to our company achieving various monthly net revenue targets and common stock price targets, as described under "Executive Compensation - Employment Agreements."

     In May 2000, we relocated our corporate offices to Scottsdale, Arizona. Our company loaned Mr. Keith Guelpa, our Chief Executive Officer, $80,000 to provide relocation assistance. The loan bears interest at the rate of prime plus 0.5%. Repayment terms are at the discretion of our board of directors. During 2001, our Board of Directors approved forgiving $50,000 of the outstanding principal amount of the loan, and during 2002, our Board of Directors approved forgiving the remaining $30,000 of the outstanding principal amount of the loan. During 2001, Mr. Guelpa made loans to us and deferred salary that combined totaled $265,000 at December 31, 2001. To compensate Mr. Guelpa, we awarded him a total of 5,395,914 warrants at an average price of $0.16. In 2002, Mr. Guelpa loaned us an additional $53,850, of which $26,100 was repaid during 2002, and agreed to a reduced salary of approximately $36,500. In exchange for such reduction in salary, we granted to Mr. Guelpa warrants to purchase 1,098,958 shares of common stock at exercise prices ranging from $0.05 to $0.20 per share. See "Executive Compensation - Option Grants." Mr. Guelpa also personally incurred costs totaling approximately $129,000 associated with financing our company. In exchange for agreeing to loan us this amount and in lieu of interest paid on outstanding loans to us, we granted to Mr. Guelpa warrants to purchase 5,773,329 shares of common stock at an exercise prices ranging from $0.09 to $0.20 per share.

                          REPORT OF THE AUDIT COMMITTEE

     The Board of Directors has appointed an Audit Committee, which consisted of three directors during fiscal 2001. Two of the three members of the committee are "independent" of our company and management, as that term is defined in the NASD's listing standards. The Board of Directors has not adopted a written charter of the audit committee.

     The primary responsibility of the committee is to oversee our (a) financial reporting process on behalf of the board of directors, (b) system of internal accounting and financial controls, (c) outside auditors independence and performance, and (d) compliance with any legal compliance and ethics programs as may be established from time to time by the board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditors are responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

     In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements with management and the independent auditors. The committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61. This included a discussion of the auditors' judgments as to the quality, not just the acceptability, of the company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee received from the independent auditors written disclosures and the letter required by Independence Standards Board Standard No.
1. The committee also discussed with the independent auditors the auditors' independence from management and our company, including the matters covered by the written disclosures and letter provided by the independent auditors.

     The committee discussed with our independent auditors the overall scope and plans for their audits. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our company, the internal controls, and the overall quality of the financial reporting. The committee held one meeting during fiscal 2001.

     Based on the reviews and discussions referred to above, the committee recommended to the board of directors, and the board approved, that the audited financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission. The committee and the board of directors also have recommended the selection of the independent auditors.

December 30, 2002                       Robert Thompson, Chairman
                                        Ian Lambert
                                        R. Keith Guelpa

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors, officers, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Directors, officers, and greater than 10% stockholders are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon our review of the copies of such forms received by us during the fiscal year ended December 31, 2002 and written representations that no other reports were required, we believe that each person who at any time during such fiscal year was a director, officer, or beneficial owner of more than 10% of our common stock complied with all Section 16(a) filing requirements during such fiscal year.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     On February 25, 2002, we engaged Allan G. Hutchison, CPA as our new independent public accountant. Our former public accountant, Duncan Budge, C.A., retired from public practice. The decision to engage our certifying accountant was recommended and approved by our Board of Directors. During the fiscal years ended December 31, 2000 and 1999 and the subsequent interim reporting periods from the audit date of December 31, 2000, through and including the termination date of February 25, 2002, there were no disagreements between us and Duncan Budge, C.A. on any matter of accounting principles or practices, financial statement disclosure, accounting scope or procedure, or any reportable events. The report of Duncan Budge, C.A. on our financial statements for the fiscal years ended December 31, 2000 and 1999 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. We did not consult with Allan G. Hutchison, CPA during the fiscal years ended December 31, 2000 and 1999 or during the subsequent interim reporting periods from the audit date of December 31, 2000, through and including the termination date of February 25, 2002, on either the application of accounting principles or type of opinion Allan G. Hutchison, CPA might issue on our financial statements. We requested Duncan Budge, C.A. to furnish a letter addressed to the Securities and Exchange Commission stating whether Duncan Budge, C.A. agrees with the above statements. A copy of this letter addressed to the SEC, dated February 25, 2002, is filed as Exhibit 16 to our Current Report on Form 8-K dated February 25, 2002.

     We have appointed Allan G. Hutchinson, CPA, to audit our consolidated financial statements for the fiscal year ending December 31, 2002. Aggregate fees billed to our company for the fiscal year ended December 31, 2001 by our principal accounting firm, Allan G. Hutchinson, CPA, are as follows:

     Audit Fees....................................................... $ 4,100
     Financial Information Systems Design and Implementation Fees..... $    --
     All Other Fees................................................... $    --

     We anticipate that Mr. Hutchinson will be present at the meeting. Mr. Hutchinson will have the opportunity to make a statement if he desires and will be available to respond to appropriate questions. The members of our audit committee believe that the non-audit services provided by Allan G. Hutchinson, CPA, referenced above in "Financial Information Systems Design and Implementation Fees" and "All Other Fees," are compatible with maintaining our principal accounting firm's independence.

            SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS,
                                  AND OFFICERS

     The following table sets forth certain information regarding the shares of our outstanding common stock beneficially owned as of January 3, 2003 by (i) each of our directors and executive officers, (ii) all directors and executive officers as a group, and (iii) each other person who is known by us to beneficially own or to exercise voting or dispositive control over more than 5% of our common stock.

NAME AND ADDRESS OF
BENEFICIAL OWNER(1)                              NUMBER OF SHARES (2)    PERCENT
-------------------                              --------------------    -------

DIRECTORS AND EXECUTIVE OFFICERS

David M. Shworan............................          3,432,633(3)         6.9%
R. Keith Guelpa.............................         13,297,212(4)        22.7%
Keith J. Randall............................            891,792(5)         1.8%
Robert J. Thompson..........................            550,000(6)         1.1%
All executive officers and directors
  as a group (four persons).................         18,171,637           29.5%

5% STOCKHOLDERS
Duane Nelson................................          5,062,317(7)         9.8%

----------
*    Less than 1%

(1) Each person named in the table has sole voting and investment power with respect to all common stock beneficially owned by him or her, subject to applicable community property law, except as otherwise indicated. Except as otherwise indicated, each person may be reached through us at 14500 N. Northsight Blvd. Suite 329, Scottsdale, Arizona 85260.

(2) The percentages shown are calculated based upon 48,055,604 shares of common stock outstanding on January 3, 2003. The numbers and percentages shown include the shares of common stock actually owned as of January 3, 2003 and the shares of common stock that the identified person or group had the right to acquire within 60 days of such date. In calculating the percentage of ownership, all shares of common stock that the identified person or group had the right to acquire within 60 days of January 3, 2003 upon the exercise of options are deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by any other person.

(3) Represents 1,011,800 shares of common stock owned by Mr. Shworan and 800,000 shares owned by Mr. Shworan's wife. Also includes 37,500 shares of common stock owed by Bravenet Web Services, Inc. of which Mr. Shworan is a control person. Mr. Shworan disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. Also includes vested warrants to acquire directly 1,333,333 shares of common stock and vested warrants for Bravenet Web Services, Inc. to acquire 250,000 shares of common stock.

(4) Represents 207,500 shares of our common stock owned directly and 2,500,000 shares of our common stock owned by Mr. Guelpa's wife and children. Also includes 9,964,712 shares of common stock issuable upon exercise of stock options and warrants held by Mr. Guelpa and 625,000 shares of common stock issuable upon exercise of warrants held by Mr. Guelpa's son. Mr. Guelpa disclaims ownership of any shares of common stock or warrants held by his wife and children.

(5) Represents 25,000 shares of common stock and vested options and warrants to acquire 866,762 shares of common stock.

(6)  Represents vested options to acquire 550,000 shares of common stock.

(7) Represents 1,392,000 shares of common stock and vested options to acquire 3,670,317 shares of common stock.

                       PROPOSALS TO AMEND AND RESTATE OUR
                            ARTICLES OF INCORPORATION

INTRODUCTION

     At our annual meeting, our stockholders will be asked to approve two separate proposals concerning amendments to our articles of incorporation, each of which was approved and adopted by our Board of Directors on November 22, 2002. Following the effectiveness of the two proposed amendments, we intend to file our Second Amended and Restated Articles of Incorporation substantially in the form set forth as APPENDIX A to this proxy statement, which reflects all of the amendments to our articles of incorporation, if the two proposed amendments are adopted by our stockholders. If fewer than both proposed amendments are approved by the stockholders, we intend to file our Second Amended and Restated Articles of Incorporation reflecting those amendments that have been approved by our stockholders and have become effective. Our Board of Directors recommends a vote "FOR" each proposed amendment to our articles of incorporation.

     A description of each of the two proposals is set forth below. The descriptions are a summary only and are qualified in their entirety by reference to the text of such amendments as set forth in the proposed Second Amended and Restated Articles of Incorporation, which will be substantially as set forth in APPENDIX A to this Proxy Statement. The text of the proposed Second Amended and Restated Articles of Incorporation in APPENDIX A is subject to revision if either of the two proposals as set forth below are not approved by our stockholders.

PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     Our Board of Directors has approved a proposal to amend our articles of incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000 shares. If approved by the stockholders, the proposed amendment will become effective upon the filing of our Second Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada, which will occur as soon as reasonably practicable.

INCREASE IN NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE

     It is proposed to increase the number of shares of common stock authorized for issuance from 50,000,000 shares to a maximum of 100,000,000 shares. The proposed increase in the number of shares authorized for issuance recognizes the increase in the number of outstanding shares of our common stock as a result of various issuances of common stock through private placements and for services rendered. As a result of these issuances, as of the record date there were 48,055,604 shares of common stock outstanding. In addition, as of December 31, 2002, we have the following outstanding securities:

     * employee stock options to purchase 5,015,000 shares of common stock at a weighted exercise price of $0.25 per share; and

     * warrants to purchase 34,651,812 shares of common stock at a weighted exercise price of $0.08 per share (includes 16,000,000 warrants that vest only upon our company achieving various monthly net revenue targets and common stock price targets).

As a result, we do not have sufficient shares of common stock authorized for issuance to allow us to raise additional equity securities, which are needed for our company's capital requirements. In addition, we do not have sufficient shares of common stock authorized for issuance to permit full exercise of the options and warrants listed above.

     The proposed increase in the number of shares of common stock authorized for issuance will provide us with the flexibility necessary to enable us to (a) raise additional capital through one or more public offerings or private placements of shares of us common stock or options, warrants, convertible debt, convertible preferred stock, or other securities exercisable or convertible into shares of common stock; (b) acquire additional assets or businesses by using shares of common stock for a portion or all of the consideration paid to the sellers; (c) repay existing indebtedness by issuing shares of common stock in lieu of cash; (d) attract and retain directors, officers, and key employees and motivate such persons to exert their best efforts on behalf of our company by issuing options to acquire shares of common stock; or (e) effect stock splits in the form of a stock dividend or otherwise to make stock dividends to existing stockholders. The Board of Directors believes that the number of shares of common stock currently authorized for issuance is not adequate to provide a sufficient number of shares for transactions such as those described above as and when they may arise in the future. The Board of Directors also believes that the proposed increase in the number of authorized shares of common stock could be an important factor in our ability to raise capital and to acquire new assets. Accordingly, the Board of Directors believes that the proposed amendment to our articles of incorporation is appropriate and in the best interests of our company and its stockholders generally.

     Upon approval of the proposed amendment to the articles and filing of our Second Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada, the authorized shares of common stock will be available for issuance by action of the Board of Directors for any of the reasons described above or for any other corporate purpose. The authorized shares of preferred stock and common stock in excess of those issued will be available for issuance at such times and for such corporate purposes as the
Board of Directors may deem advisable, without further action by our stockholders, except as may be required by applicable law or by the rules of any stock exchange or national securities association trading system on which our common stock may be listed or traded.

ARRANGEMENTS TO ISSUE SHARES OF COMMON STOCK

     On November 13, 2002, we entered into a two-year employment agreement with David M. Shworan to serve as our Chief Executive Officer. At that time, and as a condition of his employment, Mr. Shworan agreed to arrange for an affiliated company to purchase 800,000 shares of our common stock at a price of $0.05 per share each six-month period commencing on November 12, 2002, up to an aggregate of 4,800,000 shares. We will not be obligated to pay or accrue cash compensation to Mr. Shworan until determined by the parties at a future date. In connection with his employment, we granted to Mr. Shworan as a signing bonus five-year warrants to purchase 4,000,000 shares of our common stock at an exercise price of $0.05 per share. One-twelfth of the warrants will vest each month during the first year of the agreement. In addition, we granted to Mr. Shworan warrants to purchase an additional 16,000,000 warrants at an exercise price of $0.05 per share, which vest pursuant to our company achieving various monthly net revenue targets and common stock price targets, as set forth under "Executive Compensation - Employment Agreements."

     Other than the arrangements and the outstanding securities described above, we have no arrangements, agreements, understandings, or plans at the present time for the issuance or use of the additional shares of common stock proposed to be authorized. Our Board of Directors does not intend to issue any preferred stock or common stock except on terms that the directors deem to be in the best interests of our company and our then-existing stockholders. Any future issuance of common stock will be subject to the rights and preferences of holders of outstanding shares of any preferred stock that we may issue in the future.

SERIAL PREFERRED STOCK

     The proposed amendment will not effect our ability to issue serial preferred stock. Our articles of incorporation authorize the Board of Directors to issue up to 10,000,000 shares of serial preferred stock in one or more series and to fix the rights, preferences, privileges, and restrictions, including dividend rights, conversion rights, voting rights, rights and terms of redemption, redemption price or prices, liquidation preferences, and the number of shares constituting any series or the designation of such series, without any further vote or action by the stockholders. The issuance of serial preferred stock may have the effect of delaying, deferring, or preventing a change in control of our company without further action by our stockholders. The issuance of serial preferred stock with voting and conversion rights may adversely affect the voting power of the holders of common stock, including the loss of voting control to others. No serial preferred stock currently is outstanding and we have no present plans to issue any shares of serial preferred stock.

POTENTIAL EFFECTS OF THE PROPOSED AMENDMENT

     In deciding whether to issue additional shares of preferred stock or common stock, our Board of Directors will carefully consider the effect of the issuance on the operating results of our company and our then-existing stockholders. With the exception of stock dividends, including stock splits effected as stock dividends, issuances of preferred stock or common stock may result in dilution to the investments of existing stockholders. In addition, issuances of preferred stock or common stock could be used to discourage or make more difficult a business combination or an attempt to obtain control of our company that is not approved by the our Board of Directors, even when those attempts may be in the best interests of some or all of our stockholders. Certain provisions of Nevada law relating to business combinations with interested stockholders also may create a potential restraint on takeovers or other changes in control of our company. The Board of Directors did not propose this amendment for the purpose of discouraging mergers, tender offers, proxy contests, or other changes in control of our company and we are not aware of any specific effort to accumulate our common stock or to obtain control of our company by means of a merger, tender offer, solicitation, or otherwise.

     No rights of appraisal or similar rights of dissenters exist with respect to this matter.

PROPOSAL TO CHANGE THE NAME OF OUR COMPANY

     On November 22, 2002, our Board of Directors unanimously adopted a resolution authorizing an amendment to our articles of incorporation to change the name of our company to "QuoteMedia, Inc." The Board of Directors believes that it is in the best interest of our company and its stockholders to change our company's name to reflect our current business strategy and focus. The Board of Directors believes that "QuoteMedia, Inc." reflects our current business strategy and focus and will provide a more accurate perception of that strategy and focus to the public.

     If our stockholders approve the name change, we intend to retain our trading symbol as "QMCI." The change of our company name will not affect in any way the validity or transferability of our outstanding securities, the certificates for our outstanding securities, or our capitalization or corporate structure. Stockholders will not be required to surrender or exchange certificates representing shares of common stock or options or warrants to purchase shares of common stock for new certificates bearing the new corporate name. Following the effective date of the change of our company's name, we will overprint all new stock certificates that we issue with the new corporate name.

     If, in the judgment of the Board of Directors, any circumstances exist that would make the name change inadvisable, then, notwithstanding approval of the proposed amendment by the stockholders, the Board of Directors may abandon the name change, either before or after approval of the proposed amendment by the stockholders and at any time prior to the filing of the Amended and Restated Articles of Incorporation. Under Nevada law, stockholders will not be entitled to appraisal rights with respect to the proposal to change our company's name.

REQUIRED VOTE

     Our Board of Directors has unanimously approved all of the proposed amendments to our articles of incorporation. The affirmative vote of a majority of the outstanding shares of our common stock is required for approval of each of the amendments to our articles of incorporation. OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" BOTH OF THE PROPOSED AMENDMENTS TO OUR ARTICLES OF INCORPORATION DESCRIBED ABOVE.

                             PROPOSAL TO APPROVE OUR
                     2003 EQUITY INCENTIVE COMPENSATION PLAN

     Our Board of Directors has approved our 2003 Equity Incentive Compensation Plan, subject to approval by our stockholders at the meeting. The full text of the equity plan is included as "Appendix B" to this proxy statement. The Board of Directors believes that it is in the best interests of our company to adopt the equity plan. Accordingly, the Board of Directors recommends a vote "FOR" the proposal to approve the equity plan.

     The terms of the equity  plan  provide for grants of stock  options,  stock
appreciation   rights,  or  SARs,   restricted  stock,   deferred  stock,  other
stock-related awards, and performance or annual incentive awards that may be settled in cash, stock, or other property. The effective date of the equity plan is November 22, 2002.

     Under the equity plan, the total number of shares of common stock that may be subject to the granting of awards under the equity plan at any time during the term of the equity plan shall not exceed 10,000,000 shares. As of December 31, 2002, we had not granted any options to purchase shares of our common stock under the equity plan. None of these options have been exercised.

     In addition, the equity plan imposes individual limitations on the amount of certain awards in part to comply with Internal Revenue Code Section 162(m). Under these limitations, during any fiscal year the number of options, SARs, restricted shares of common stock, deferred shares of common stock, shares as a bonus or in lieu of other company obligations, and other stock-based awards granted to any one participant may not exceed 1,000,000 for each type of such award, subject to adjustment in certain circumstances. The maximum amount that may be paid out as an annual incentive award or other cash award in any fiscal year to any one participant is $2,000,000, and the maximum amount that may be earned as a performance award or other cash award in respect of a performance period by any one participant is $5,000,000.

     We have authorized a committee to adjust the limitations described in the two preceding paragraphs and to adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) in the event that a dividend or other distribution (whether in cash, shares of common stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affects the common stock so that an adjustment is appropriate to prevent dilution or enlargement of the rights of participants. The committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations, or accounting principles.

ELIGIBILITY AND ADMINISTRATION

     The persons eligible to receive awards under the equity plan are the officers, directors, employees, and independent contractors of our company. The equity plan is to be administered by a committee designated by our Board of Directors consisting of not less than two directors, each member of which must be a "non-employee director" as defined under Rule 16b-3 under the Exchange Act and an "outside director" for purposes of Section 162(m) of the Code. However, except as otherwise required to comply with Rule 16b-3 of the Exchange Act, or
Section 162(m) of the Code, our Board of Directors may exercise any power or authority granted to the committee. Subject to the terms of the equity plan, the committee or our Board of Directors is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of common stock to which awards will relate, specify times at which awards will be exercisable or settleable (including performance conditions that may be required as a condition thereof), set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the equity plan, and make all other determinations that may be necessary or advisable for the administration of the equity plan.

STOCK OPTIONS AND SARS

     The committee or our Board of Directors is authorized to grant stock options, including both incentive stock options, or ISOs, which can result in potentially favorable tax treatment to the participant, and nonqualified stock options, and SARs entitling the participant to receive the amount by which the fair market value of a share of common stock on the date of exercise (or defined "change in control price" following a change in control) exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of an SAR are determined by the committee, but in the case of an ISO must not be less than the fair market value of a share of common stock on the date of grant. For purposes of the equity plan, the term "fair market value" means the fair market value of common stock, awards, or other property as determined by the committee or our Board of Directors or under procedures established by the committee or our Board of Directors. Unless otherwise determined by the committee or our Board of Directors, the fair market value of common stock as of any given date shall be the closing sales price per share of common stock as reported on the principal stock exchange or market on which common stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment generally are fixed by the committee or our Board of Directors, except that no option or SAR may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, shares that have been held for at least six months, outstanding awards, or other property having a fair market value equal to the exercise price, as the committee or our Board of Directors may determine from time to time. Methods of exercise and settlement and other terms of the SARs are determined by the committee or our Board of Directors. SARs granted under the equity plan may include "limited SARs" exercisable for a stated period of time following a change in control of our company, as discussed below.

RESTRICTED AND DEFERRED STOCK

     The committee or our Board of Directors is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of common stock that may not be sold or disposed of, and that may be forfeited in the event of certain terminations of employment, prior to the end of a restricted period specified by the committee or our Board of Directors. A participant granted restricted stock generally has all of the rights of a stockholder of our company, unless otherwise determined by the committee or the Board. An award of deferred stock confers upon a participant the right to receive shares of common stock at the end of a specified deferral period, subject to possible forfeiture of the award in the event of certain terminations of employment prior to the end of a specified restricted period. Prior to settlement, an award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

DIVIDEND EQUIVALENTS

     The committee or our Board of Directors is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of common stock, other awards or other property equal in value to dividends paid on a specific number of shares of common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of common stock, awards, or otherwise as specified by the committee or our Board of Directors.

BONUS STOCK AND AWARDS IN LIEU OF CASH OBLIGATIONS

     The committee or our Board of Directors is authorized to grant shares of common stock as a bonus free of restrictions, or to grant shares of common stock or other awards in lieu of company obligations to pay cash under the equity plan or other plans or compensatory arrangements, subject to such terms as the committee or our Board of Directors may specify.

OTHER STOCK-BASED AWARDS

     The committee or our Board of Directors is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of common stock. Such awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of common stock, purchase rights for shares of common stock, awards with value and payment contingent upon performance of our company or any other factors designated by the committee or our Board of Directors, and awards valued by reference to the book value of shares of common stock or the value of securities of or the performance of specified subsidiaries or business units. The committee or our Board of Directors determines the terms and conditions of such awards.

PERFORMANCE AWARDS, INCLUDING ANNUAL INCENTIVE AWARDS

     The right of a participant to exercise or receive a grant or settlement of an award, and the timing thereof, may be subject to such performance conditions (including subjective individual goals) as may be specified by the committee or our Board of Directors. In addition, the equity plan authorizes specific annual incentive awards, which represent a conditional right to receive cash, shares of common stock, or other awards upon achievement of certain preestablished performance goals and subjective individual goals during a specified fiscal year. Performance awards and annual incentive awards granted to persons whom the committee expects will, for the year in which a deduction arises, be "covered employees" (as defined below) will, if and to the extent intended by the committee, be subject to provisions that should qualify such awards as "performance-based compensation" not subject to the limitation on tax deductibility by us under Code Section 162(m). For purposes of Section 162(m), the term "covered employee" means our chief executive officer and each other person whose compensation is required to be disclosed in our filings with the SEC by reason of that person being among our four highest compensated officers as of the end of a taxable year. If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance award or annual incentive award intended to qualify under Section 162(m) of the Code is to be exercised by the committee and not our Board of Directors.

     Subject to the requirements of the equity plan, the committee or our Board of Directors will determine performance award and annual incentive award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination, and forfeiture provisions and the form of settlement. In granting annual incentive or performance awards, the committee or our Board of Directors may establish unfunded award "pools," the amounts of which will be based upon the achievement of a performance goal or goals based on one or more of certain business criteria described in the equity plan (including, for example, total stockholder return, net income, pretax earnings, EBITDA, earnings per share, and return on investment). During the first 90 days of a fiscal year or performance period, the committee or our Board of Directors will determine who will potentially receive annual incentive or performance awards for that fiscal year or performance period, either out of the pool or otherwise.

     After the end of each fiscal year or performance period, the committee or our Board of Directors will determine

     * the amount of any pools and the maximum amount of potential annual incentive or performance awards payable to each participant in the pools; and

     * the amount of any other potential annual incentive or performance awards payable to participants in the equity plan.

     The committee or our Board of Directors may, in its discretion, determine that the amount payable as an annual incentive or performance award will be reduced from the amount of any potential award.

OTHER TERMS OF AWARDS

     Awards may be settled in the form of cash, shares of common stock, other awards or other property, in the discretion of the committee or our Board of Directors. The committee or our Board of Directors may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the committee or the Board may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The committee or our Board of Directors is authorized to place cash, shares of common stock, or other property in trusts or make other arrangements to provide for payment of our obligations under the equity plan. The committee or our Board of Directors may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of common stock or other property to be distributed will be withheld (or previously acquired shares of common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the equity plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the committee or our Board of Directors may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3 promulgated under the Securities Exchange Act.

     Awards under the equity plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The committee or our Board of Directors may, however, grant awards in exchange for other awards under the equity plan, awards under other company plans, or other rights to payment from us, and may grant awards in addition to and in tandem with such other awards, rights, or other awards.

ACCELERATION OF VESTING; CHANGE IN CONTROL

     The committee or our Board of Directors may in the case of a "change of control" of our company, as defined in the equity plan, in its discretion, accelerate the exercisability, the lapsing of restrictions, or the expiration of deferral or vesting periods of any award (including the cash settlement of SARs and "limited SARs" which may be exercisable in the event of a change in control). In addition, the committee or our Board of Directors may provide in an award agreement that the performance goals relating to any performance based award will be deemed to have been met upon the occurrence of any "change in control." Upon the occurrence of a change in control, if so provided in the award agreement, stock options and limited SARs (and other SARs which so provide) may be cashed out based on a defined "change in control price," which will be the higher of

     * the cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any reorganization, merger, consolidation, liquidation, dissolution, or sale of substantially all assets of our company; or

     * the highest fair market value per share (generally based on market prices) at any time during the 60 days before and 60 days after a change in control.

     For purposes of the equity plan, the term "change in control" generally means

     *    approval  by   stockholders   of  any   reorganization,   merger,   or
          consolidation or other transaction or series of transactions if persons who were shareholders immediately prior to such reorganization, merger, or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power of the reorganized, merged, or consolidated company's then outstanding, voting securities, or a liquidation or dissolution of our company or the sale of all or substantially all of the assets of our company (unless the reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned),

     * a change in the composition of our Board of Directors such that the persons constituting the Board of Directors on the date the award is granted, or the Incumbent Board, and subsequent directors approved by the Incumbent Board (or approved by such subsequent directors), cease to constitute at least a majority of our Board of Directors, or

     * the acquisition by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of more than 50% of either the then outstanding shares of our common stock or the combined voting power of our company's then outstanding voting securities entitled to vote generally in the election of directors excluding, for this purpose, any acquisitions by (1) our company, (2) any person, entity, or "group" that as of the date on which the award is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a controlling interest, or (3) any employee benefit plan of our company.

AMENDMENT AND TERMINATION

     Our Board of Directors may amend, alter, suspend, discontinue, or terminate the equity plan or the committee's authority to grant awards without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of common stock are then listed or quoted. Thus, stockholder approval may not necessarily be required for every amendment to the equity plan which might increase the cost of the equity plan or alter the eligibility of persons to receive awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although our Board of Directors may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by our Board of Directors, the equity plan will terminate at such time as no shares of common stock remain available for issuance under the equity plan and we have no further rights or obligations with respect to outstanding awards under the equity plan.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS OF OPTIONS

     The following is a brief description of the federal income tax consequences generally arising with respect to awards of options under the equity plan.

     The grant of an option will create no tax consequences for the participant or our company. A participant will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply). Upon exercising an option other than an ISO, the participant must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and non-forfeitable shares of common stock acquired on the date of exercise.

     Upon a disposition of shares of common stock acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares of common stock at the date of exercise of the ISO minus the exercise price, or (ii) the amount realized upon the disposition of the ISO shares of common stock minus the exercise price. Otherwise, a participant's disposition of shares of common stock acquired upon the exercise of an option (including an ISO for which the ISO holding periods are met) generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares of common stock (the tax basis generally being the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).

     We generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option. We generally are not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, we will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares of common stock for the ISO holding periods prior to disposition of the shares.

     The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company's tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. As discussed above, we intend that options and certain other awards granted to employees whom the committee expects to be covered employees at the time a deduction arises in connection with such awards, qualify as such "performance-based compensation," so that such awards will not be subject to the
Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect our ability to ensure that options or other awards under the equity plan will qualify as "performance-based compensation" that is fully deductible by our company under Section 162(m).

     The foregoing discussion, which is general in nature and is not intended to be a complete description of the federal income tax consequences of the equity plan, is intended for the information of stockholders considering how to vote at the meeting and not as tax guidance to participants in the equity plan. This discussion does not address the effects of other federal taxes or taxes imposed under state, local, or foreign tax laws. Participants in the equity plan should consult a tax advisor as to the tax consequences of participation.

NEW PLAN BENEFITS

     We believe that awards granted under the equity plan will be granted primarily to those persons who possess a capacity to contribute significantly to the successful performance of our company. Because persons to whom awards may be made are to be determined from time to time by the committee in its discretion, it is impossible at this time to indicate the precise number, name, or positions of persons who will hereafter receive awards or the nature and terms of such awards.

RATIFICATION BY STOCKHOLDERS OF THE 2003 EQUITY INCENTIVE COMPENSATION PLAN

     Approval of the equity plan will require the affirmative vote of the holders of a majority of the outstanding shares of common stock of our company present in person or by proxy and entitled to vote at the meeting. Upon approval of the equity plan by our stockholders, any awards granted pursuant to the equity plan prior to stockholder approval will remain valid and unchanged. In the event that the proposal to approve the equity plan is not approved by our stockholders at the meeting, any awards granted pursuant to the equity plan will automatically terminate and be forfeited to the same extent and with the same effect as though the equity plan had never been adopted, and we will not make any further grants of awards under the equity plan.

                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Stockholder proposals that are intended to be presented by such stockholders at our annual meeting of stockholders to be held during calendar 2004 must be received by us no later than March 11, 2004 in order to be included in the proxy statement and form of proxy relating to such meeting. Pursuant to Rule 14a-4 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to stockholder proposals for which the proponent does not seek to have us include the proposed matter in the proxy statement for the annual meeting to be held during calendar 2004, except in circumstances where (i) we receive notice of the proposed matter no later than December 26, 2003 and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.

                                  OTHER MATTERS

     We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.


                                                          Dated: January 6, 2003

                                   APPENDIX A

                           SECOND AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                                QUOTEMEDIA, INC.

     Quotemedia, Inc., a corporation organized and existing under the laws of the State of Nevada (the "Corporation"), hereby certifies as follows:

     1. Pursuant to Section 78.403 of the Nevada Revised Statutes Annotated, these Second Amended and Restated Articles of Incorporation restate, in their entirety, and amend, the provisions of the Articles of Incorporation of this Corporation.

     2. The text of the Second Amended and Restated Articles of Incorporation is hereby restated to read in its entirety as follows:

     FIRST: The name and of the Corporation shall be Quotemedia, Inc.

     SECOND: The Corporation's registered office in the state of Nevada is located at 311 N. Carson Street, Carson City, Nevada 89701. The name of its resident agent at that address is State Agent and Transfer Syndicate, Inc.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized pursuant to the General Corporation Law of Nevada.

     FOURTH: The said Corporation is to have perpetual existence unless dissolved according to law.

     FIFTH: The total number of shares of all classes which the Corporation shall have authority to issue is 110,000,000, of which 10,000,000 shares shall be Preferred Shares, par value $0.001 per share, and 100,000,000 shall be Common Shares, par value $0.001 per share, and the designations, preferences, limitations, and relative rights of the shares of each class are as follows:

          1. PREFERRED SHARES: The Corporation may divide and issue the Preferred Shares in series. Preferred Shares of each series when issued shall be designated to distinguish them from the shares of all other series. The Board of Directors is hereby expressly vested with authority to divide the class of Preferred Shares into series and to fix and determine the relative rights and preferences of the shares of any such series so established to the full extent permitted by these Articles of Incorporation and the laws of the State of Nevada in respect of the following:

               (a) The number of shares to constitute such series, and the distinctive designations thereof;

               (b) the rate and preference of dividends, if any, the time of payment of dividends, whether dividends are cumulative and the date from which any dividend shall accrue;

               (c) whether shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

               (d) the amount payable upon shares in event of involuntary liquidation;

               (e) the amount payable upon shares in event of voluntary liquidation;

               (f) sinking fund or other provisions, if any, for the redemption or purchase of shares;

               (g) the terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

               (h) voting powers, as a class, to elect up to two directors to the Board of Directors, if any; and

               (i) any other relative rights and preferences of shares of such series including, without limitation, any restriction on an increase in the number of shares of any series theretofore authorized and any limitation or restriction of rights or powers to which shares of any future series shall be subject.

          2.   COMMON SHARES:

               (a) The rights of holders of Common Shares to receive dividends or share in the distribution of assets in the event of liquidation, dissolution, winding up of the affairs of the Corporation shall be subject to the preferences, limitations, and relative rights of the Preferred Shares fixed in the resolution of resolutions which may be adopted from time to time by the Board of Directors of the Corporation providing for the issuance of one or more series of the Preferred Shares.

               (b) The holders of the Common Shares shall be entitled to one vote for each share of Common Shares held by them of record at the time for determining the holders thereof entitled to vote.

               (c) Unless otherwise ordered by a court of competent jurisdiction, at all meetings of stockholders a majority of the stockholders entitled to vote at such meeting, represented in person or by proxy, shall constitute a quorum.

               (d) The stockholders, by vote or concurrence of a majority of the outstanding shares of the Corporation, or any class or series thereof, entitled to vote on the subject matter, may take any action which, except for this provision, would require a two-thirds vote under the Nevada Corporation Code.

     SIXTH: Cumulative voting in the election of Directors shall not be permitted by this Corporation.

     SEVENTH: A stockholder of the Corporation shall not be entitled to a preemptive right to purchase, subscribe for, or otherwise acquire any unissued or treasury shares of stock of the Corporation, or any options or warrants to purchase, subscribe for or otherwise acquire any such unissued or treasury shares or any shares, bonds, notes, debentures, or other securities convertible into or carrying options or warrants to purchase, subscribe for or otherwise acquire any such unissued or treasury shares.

     EIGHTH: The governing board of this Corporation shall be known as directors. The affairs and management of this Corporation shall be under the control of the Corporation's Board of Directors, which shall consist of not less than one (1) nor more than seven (7) directors, to serve until his, her, or their successors are duly elected and qualified, or until the Corporation is required by statute or otherwise to increase the number of Board members.

     NINTH: None of the directors or officers of this Corporation shall, in the absence of fraud, be disqualified by his office from contracting, leasing, or otherwise dealing with this corporation, either as a vendor, lessor, purchaser, or otherwise, of which he shall be a member or in which he may be pecuniarily interested in any manner from doing business with the Corporation. No director or officer, nor any firm, association, or corporation or with which he is connected as aforesaid shall be liable to account to this Corporation or its stockholders for any profit realized by him from or through any such contract, lease, or transaction, it being the express intent and purpose of this Article to permit this Corporation to buy or lease from, sell to or otherwise deal with partnerships, firms, or corporations of which the directors and officers or in which they or any of them may have a pecuniary interest, and that the contracts or leases of this Corporation, in the absence of fraud, not be void or voidable or affected in any manner by reason of any such membership. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves, or ratifies such contract or transaction.

     TENTH:

          1. The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (except that an action by or in the right of the Corporation), by reason of the fact that he is or was a director, officer, employee, fiduciary, or agent of the shares or is or was serving at the request of the Corporation as a director, officer, employee, fiduciary, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorney fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation and that, with respect to any criminal action or proceeding, had reasonable cause to believe his conduct was unlawful.

          2. The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses including amounts paid in settlement and attorney fees actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; but no indemnification shall be made in respect of any claim, issue, or matter as to which such person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for amounts paid in settlement to the Corporation unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction determines upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court deems proper.

          3. To the extent that a director, officer, employee, fiduciary, or agent of a corporation has been successful on the merits in defense of any action, suit, or proceeding referred to in (1) or (2) or this Article Tenth or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorney fees) actually and reasonably incurred by him in connection therewith.

          4. Any indemnification under (1) or (2) of this Article Tenth (unless ordered by a court) and as distinguished from (3) of this Article shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, fiduciary, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in (1) or (2) above. Such determination shall be made by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, or, if such a quorum is not obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or by the stockholders.

          5. Expenses (including attorney fees) incurred in defending a civil or criminal action, suit, or proceeding may be paid by the Corporation in advance of the final disposition in (3) or (4) above, upon receipt of an undertaking by or on behalf of the director, officer, employee, fiduciary, or agent to repay such amount unless it is ultimately determined that he is entitled to be indemnified by the Corporation as authorized in this Article Tenth.

          6. The indemnification provided by this Article Tenth shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, and any procedure provided for by any of the foregoing, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, fiduciary, or agent and shall inure to the benefit of heirs, executors, and administrators of such a person.

          7. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, fiduciary, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, fiduciary, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under provisions of this Article Tenth.

          8. Anything herein to the contrary notwithstanding, to the fullest extent permitted by the General Corporation Law of Nevada, as the same exists or may hereafter be amended, a director or officer of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director of officer.

     ELEVENTH: The Corporation shall be permitted to conduct business in other states of the United States and to have one or more offices outside of the state of Nevada.

     TWELFTH: The Board of Directors and stockholders of this Corporation shall have the right to hold their meetings outside of the state of Nevada when deemed most convenient or to the best interests of the Corporation.

     THIRTEENTH: The Board of Directors may at any meeting, by a majority vote, sell, lease, exchange, and/or convey all of its property and assets, including its goodwill and or its corporate franchises, upon such terms and conditions and for such consideration or considerations as the Board of Directors in their sole discretion deem expedient and for the best interest of the Corporation and said consideration or considerations may consist in whole or in part of shares of stock and/or securities of any other corporation or corporations; provided, however, in all such cases the affirmative vote of the holders of a majority of the Common Stock of said Corporation then issued and outstanding shall be voted in ratification of the Board of Directors action, said vote to be taken at a special stockholders' meeting of the Corporation, duly called for that purpose. Nothing herein shall be construed to limit the power of the Board of Directors of the Corporation and said Board shall have power in its sole discretion to sell, lease, exchange and/or convey such parts of parcels of land or personal property or assets as the Board of Directors determine are no longer necessary or expedient to be held by the Corporation. It is, however, specifically understood that the Board of Directors may at their discretion create a lien or mortgage on any or all of the assets of the Corporation in order to borrow money should the Board of Directors feel that it is necessary for the conduct of the business.

     FOURTEENTH: Stockholders shall at all times have the right to examine the books of the Corporation except as limited by these Articles of Incorporation. Such examination as hereinafter provided shall be made only by the stockholder in person, and no extract from the books or records of the Corporation shall be permitted to be made by any stockholder(s) of the Corporation. Such stockholder shall give assurance in writing satisfactory to the Board of Directors that he does not desire the information required or to be obtained by such inspection for the purpose of communicating the same to others who are not stockholders and, further, that he will not directly or indirectly disclose the Company's business or affairs to any person or persons whomsoever.

     No information in regard to the business or operations of the Corporation and no copy of, or extract from, any of the books or records of the Corporation shall be furnished to any person by any officer or director of the Corporation except by direction and/or approval by the Board of Directors. Stockholders desiring information in regard to the business or operations of the Corporation, or desiring to make inspection of the books or records, shall first make application in writing to the Board of Directors stating the specific purpose of the application, the particular information desired and the books and records required for that purpose by such stockholder before such examination, and shall further satisfy the Board of Directors that said application is made in good faith and that said examination will not be detrimental to the interests of the Corporation.

     FIFTEENTH: The Corporation shall be entitled to treat the registered holder of any shares of the Corporation as the owner thereof for all purposes, including all rights deriving from such shares, and the Corporation shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares on the part of any other person including without limiting the generality hereof, a purchaser, assignee, or transferee of such shares or rights deriving from such shares, unless and until such other person becomes the registered holder of such shares, whether or not the Corporation shall have either actual or constructive notice of the claimed interest of such other person. By way of example and not of limitation, until such person has become the registered holder of such shares, he shall not be entitled: to receive notice of the meetings of the stockholders; to vote at such meetings; to examine a list of the stockholders; to be paid dividends or other sums payable to stockholders; or to own, enjoy, and exercise any other rights deriving from such shares against the Corporation.

     SIXTEENTH: The Board of Directors shall have the power to make and amend such prudential bylaws as they deem proper and not inconsistent with the Constitution or the laws of the United States or of this state for the management of the property of this Corporation, the regulation and government of its affairs, and for the certificate and transfer of its stock.

                            CERTIFICATE OF PRESIDENT

     The undersigned, being the duly elected President of Quotemedia, Inc., a Nevada corporation, hereby certifies that the Second Amended and Restated Articles of Incorporation included hereinabove, were approved by a majority of the stockholders of the Corporation by a vote of _________ in favor, ___ against, ___ abstaining, at a meeting of the Corporation's stockholders duly called pursuant to notice, held on the ____ day of _____, 2003.


                                        ----------------------------------------
                                        By:    David M. Shworan
                                        Title: President

                                   APPENDIX B

                                QUOTEMEDIA, INC.
                     2003 EQUITY INCENTIVE COMPENSATION PLAN

            ADOPTED BY THE BOARD OF DIRECTORS AS OF NOVEMBER 22, 2002

     1. PURPOSE. The purpose of this 2003 EQUITY INCENTIVE COMPENSATION PLAN (the "Plan") is to assist QuoteMedia, Inc., a Nevada corporation (the "Company") and its subsidiaries in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors and independent contractors by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value. In the event that the Company is or becomes a Publicly Held Corporation (as hereinafter defined), the Plan is intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Committee (or any successor committee) of the Board of Directors of the Company.

     2. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

          (a) "Annual Incentive Award" means a conditional right granted to a Participant under Section 8(c) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

          (b) "Award" means any Option, SAR (including Limited SAR), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest, granted to a Participant under the Plan.

          (c) "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

          (d)  "Beneficial   Owner",   "Beneficially   Owning"  and  "Beneficial
Ownership" shall have the meanings ascribed to such terms in Rule 13d3 under the Exchange Act and any successor to such Rule.

          (e)  "Board" means the Company's Board of Directors.

          (f) "Cause" shall, with respect to any Participant, have the equivalent meaning (or the same meaning as "cause" or "for cause") set forth in any employment agreement between the Participant and the Company or Parent Corporation or Subsidiary or, in the absence of any such agreement, such term shall mean (i) the failure by the Participant to perform his or her duties as assigned by the Company (or Parent Corporation or Subsidiary) in a reasonable manner, (ii) any violation or breach by the Participant of his or her employment agreement with the Company (or Parent Corporation or Subsidiary), if any, (iii) any violation or breach by the Participant of his or her non-competition and/or non-disclosure agreement with the Company (or Parent Corporation or Subsidiary), if any, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company (or Parent Corporation or Subsidiary), (v) chronic addition to alcohol, drugs or other similar substances affecting the Participant's work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company. The good faith determination by the Committee of whether the Participant's employment was terminated by the Company for "Cause" shall be final and binding for all purposes hereunder.

          (g) "Change in Control" means a Change in Control as defined with related terms in Section 9 of the Plan.

          (h)  "Change  in  Control  Price"  means  the  amount   calculated  in
accordance with Section 9(c) of the Plan.

          (i) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

          (j) "Committee" means a committee designated by the Board to administer the Plan; provided, however, that the Committee shall consist of at least two directors, and, in the event the Company is or becomes a Publicly Held Corporation (as hereinafter defined), each member of which shall be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by "non-employee directors" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an "outside director" within the meaning of Section 162(m) of the Code, unless administration of the Plan by "outside directors" is not then required in order to qualify for tax deductibility under Section 162(m) of the Code.

          (k) "Corporate Transaction" means a Corporate Transaction as defined in Section 9(b)(i) of the Plan.

          (l) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 8(e) of the Plan.

          (m)  "Deferred  Stock" means a right,  granted to a Participant  under
Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

          (n)  "Director" means a member of the Board.

          (o) "Disability" means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

          (p) "Dividend Equivalent" means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

          (q) "Effective Date" means the effective date of the Plan, which shall be November 22, 2002.

          (r) "Eligible Person" means each Executive Officer of the Company (as defined under the Exchange Act) and other officers, Directors and employees of the Company or of any Subsidiary, and independent contractors with the Company or any Subsidiary. The foregoing notwithstanding, only employees of the Company or any Subsidiary shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary for purposes of eligibility for participation in the Plan.

          (s) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

          (t) "Executive Officer" means an executive officer of the Company as defined under the Exchange Act.

          (u) "Fair Market Value" means the fair market value of Stock, Awards or other property as determined by the Committee or the Board, or under procedures established by the Committee or the Board. Unless otherwise determined by the Committee or the Board, the Fair Market Value of Stock as of any given date shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

          (v) "Good Reason" shall, with respect to any Participant, have the equivalent meaning (or the same meaning as "good reason" or "for good reason") set forth in any employment agreement between the Participant and the Company or Parent Corporation or Subsidiary or, in the absence of any such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any respect with the Participant's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as assigned by the Company (or Parent Corporation or Subsidiary), or any other action by the Company (or Parent Corporation or Subsidiary) which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company (or Parent Corporation or Subsidiary) promptly after receipt of notice thereof given by the Participant;
(ii) any failure by the Company (or Parent Corporation or Subsidiary) to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company (or Parent Corporation or Subsidiary) promptly after receipt of notice thereof given by the Participant; (iii) the Company's (or Parent Corporation's or Subsidiary's) requiring the Participant to be based at any office or location outside of fifty miles from the location of employment as of the date of Award, except for travel reasonably required in the performance of the Participant's responsibilities; (iv) any purported termination by the Company (or Parent Corporation or Subsidiary) of the Participant's employment otherwise than for Cause as defined in Section 2(f), or by reason of the Participant's Disability as defined in Section 2(o), prior to the Expiration Date.

          (w) "Incentive Stock Option" or "ISO" means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

          (x) "Incumbent Board" means the Incumbent Board as defined in Section 9(b)(ii) of the Plan.

          (y)  "Limited  SAR"  means  a right  granted  to a  Participant  under
Section 6(c) hereof.

          (z)  "Option"  means a right  granted to a  Participant  under Section
6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

          (aa) "Other Stock-Based Awards" means Awards granted to a Participant under Section 6(h) hereof.

          (bb) "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the
Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

          (cc) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

          (dd) "Performance Award" means a right, granted to an Eligible Person under Section 8 hereof, to receive Awards based upon performance criteria specified by the Committee or the Board.

          (ee) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

          (ff) "Publicly   Held   Corporation"   shall  mean  a  publicly   held
corporation as that term is used under Section 162(m)(2) of the Code.

          (gg) "Restricted  Stock" means Stock  granted to a  Participant  under
Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

          (hh) "Rule 16b-3" and "Rule 16a-1(c)(3)" means Rule 16b-3 and Rule 16al (c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under
Section 16 of the Exchange Act.

          (ii) "Stock"  means  the  Company's   Common  Stock,  and  such  other
securities  as may be  substituted  (or  resubstituted)  for Stock  pursuant  to
Section 10(c) hereof.

          (jj) "Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section 6(c) hereof.

          (kk) "Subsidiary" means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity, entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

     3.   ADMINISTRATION.

          (a) AUTHORITY OF THE COMMITTEE. The Plan shall be administered by the Committee; provided, however, that except as otherwise expressly provided in this Plan or, during the period that the Company is a Publicly Held Corporation, in order to comply with Code Section 162(m) or Rule 16b-3 under the Exchange Act, the Board may exercise any power or authority granted to the Committee under this Plan. The Committee or the Board shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee or the Board may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee or the Board under the Plan or pursuant to any Award, the Committee or the Board shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person in a manner consistent with the treatment of other Eligible Persons.

          (b) MANNER OF EXERCISE OF COMMITTEE AUTHORITY. In the event that the Company is or becomes a Publicly Held Corporation, the Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee or the Board shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee or the Board, and the taking of any action by the Committee or the Board, shall not be construed as limiting any power or authority of the Committee or the Board. The Committee or the Board may delegate to officers or managers of the Company or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee or the Board shall determine, (i) to perform administrative functions, (ii) with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee or the Board may determine, and (iii) with respect to Participants subject to Section 16, to perform such other functions of the Committee or the Board as the Committee or the Board may determine to the extent performance of such functions will not result in the loss of an exemption under Rule 16b-3 otherwise available for transactions by such persons, in each case to the extent permitted under applicable law and subject to the requirements set forth in

Section 8(d). The Committee or the Board may appoint agents to assist it in administering the Plan.

          (c) LIMITATION OF LIABILITY. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of the Company or a Subsidiary, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or employee of the Company or a subsidiary acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

     4.   STOCK SUBJECT TO PLAN.

          (a) LIMITATION ON OVERALL NUMBER OF SHARES SUBJECT TO AWARDS. Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be the sum of (i) 10,000,000, plus (ii) the number of shares with respect to Awards previously granted under the Plan that terminate without being exercised, expire, are forfeited or canceled, and the number of shares of Stock that are surrendered in payment of any Awards or any tax withholding with regard thereto. Any shares of Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Subject to adjustment as provided in Section 10(c) hereof, in no event shall the aggregate number of shares of Stock which may be issued pursuant to ISOs exceed 5,000,000 shares.

          (b) APPLICATION OF LIMITATIONS. The limitation contained in Section 4(a) shall apply not only to Awards that are settleable by the delivery of shares of Stock but also to Awards relating to shares of Stock but settleable only in cash (such as cash-only SARs). The Committee or the Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

     5. ELIGIBILITY; PER-PERSON AWARD LIMITATIONS. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than 5,000,000 shares of Stock, subject to adjustment as provided in
Section 10(c), under each of Sections 6(b), 6(c), 6(d), 6(e), 6(f), 6(g), 6(h), 8(b) and 8(c). In addition, the maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Participant shall be $2,000,000, and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Participant shall be $5,000,000.

     6.   SPECIFIC TERMS OF AWARDS.

          (a) GENERAL. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee or the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee or the Board shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee or the Board shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee or the Board is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Nevada law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

          (b) OPTIONS. The Committee and the Board each is authorized to grant Options to Participants on the following terms and conditions:

               (i) EXERCISE PRICE. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee or the Board, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on the date of grant of the Option and shall not, in any event, be less than the par value of a share of Stock on the date of grant of such Option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the
          Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

               (ii) TIME AND  METHOD OF  EXERCISE.  The  Committee  or the Board
          shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of employment or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid (including in the discretion of the Committee or the Board a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or any subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

               (iii) ISOS. The terms of any ISO  granted  under  the Plan  shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. Thus, if and to the extent required to comply with
          Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

                    (A) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

                    (B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of stock with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company or its Parent Corporation during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

               (iv) REPURCHASE RIGHTS. The Committee and the Board shall have the discretion to grant Options which are exercisable for unvested shares of Common Stock. Should the Optionee cease to be employed with or perform services to the Company (or a Parent Corporation or Subsidiary) while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee or the Board and set forth in the document evidencing such repurchase right.

          (c) STOCK APPRECIATION RIGHTS. The Committee and the Board each is authorized to grant SARs to Participants on the following terms and conditions:

               (i) RIGHT TO PAYMENT. A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of stock on the date of exercise (or, in the case of a "Limited SAR" that may be exercised only in the event of a Change in Control, the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 9(c) hereof), over (B) the grant price of the SAR as determined by the Committee or the Board. The grant price of an SAR shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided under Section 7(a) hereof.

               (ii) OTHER TERMS. The Committee or the Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of employment or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee or the Board, may be granted on such terms, not inconsistent with this Section 6(c), as the Committee or the Board may determine. SARs and Limited SARs may be either freestanding or in tandem with other Awards.

          (d) RESTRICTED STOCK. The Committee and the Board each is authorized to grant Restricted Stock to Participants on the following terms and conditions:

               (i) GRANT AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee or the Board may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee or the Board may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee or the Board). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

               (ii) FORFEITURE. Except as otherwise determined by the Committee or the Board at the time of the Award, upon termination of a Participant's employment during the applicable restriction period, the Participant's Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock.

               (iii) CERTIFICATES FOR STOCK.  Restricted Stock granted under the
          Plan may be evidenced in such manner as the Committee or the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee or the Board may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

               (iv) DIVIDENDS  AND  SPLITS.  As a  condition  to the grant of an
          Award of Restricted Stock, the Committee or the Board may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee or the Board, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

          (e) DEFERRED STOCK. The Committee and the Board each is authorized to grant Deferred Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

               (i) AWARD AND RESTRICTIONS. Satisfaction of an Award of Deferred Stock shall occur upon expiration of the deferral period specified for such Deferred Stock by the Committee or the Board (or, if permitted by the Committee or the Board, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee or the Board may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee or the Board may determine. Deferred Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Deferred Stock, or a combination thereof, as determined by the Committee or the Board at the date of grant or thereafter. Prior to satisfaction of an Award of Deferred Stock, an Award of Deferred Stock carries no voting or dividend or other rights associated with share ownership.

               (ii) FORFEITURE. Except as otherwise determined by the Committee or the Board, upon termination of a Participant's employment during the applicable deferral period thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Deferred Stock), the Participant's Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Deferred Stock.

               (iii) DIVIDEND EQUIVALENTS. Unless otherwise determined by the Committee or the Board at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or
          (B) deferred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee or the Board shall determine or permit the Participant to elect.

          (f) BONUS STOCK AND AWARDS IN LIEU OF OBLIGATIONS. The Committee and the Board each is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee or the Board.

          (g) DIVIDEND EQUIVALENTS. The Committee and the Board each is authorized to grant Dividend Equivalents to a Participant entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a freestanding basis or in connection with another Award. The Committee or the Board may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee or the Board may specify.

          (h) OTHER STOCK-BASED AWARDS. The Committee and the Board each is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee or the Board to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee or the Board, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee or the Board shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration (including without limitation loans from the Company or a Parent Corporation or a Subsidiary), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Committee or the Board shall determine. The Committee and the Board shall have the discretion to grant such other Awards which are exercisable for unvested shares of Common Stock. Should the Optionee cease to be employed with or perform services to the Company (or a Parent Corporation or Subsidiary) while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee or the Board and set forth in the document evidencing such repurchase right. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

     7.   CERTAIN PROVISIONS APPLICABLE TO AWARDS.

          (a) STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee or the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee or the Board shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

          (b) TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Committee or the Board; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Section 422 of the
Code).

          (c) FORM AND TIMING OF PAYMENT UNDER AWARDS; DEFERRALS. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee or the Board shall determine, including, without limitation, cash, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or the Board or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee or the Board (subject to Section 10(e) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Committee or the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend
Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

          (d) EXEMPTIONS FROM SECTION 16(B) LIABILITY. If and to the extent that the Company is or becomes a Publicly Held Corporation, it is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b). In addition, the purchase price of any Award conferring a right to purchase Stock shall be not less than any specified percentage of the Fair Market Value of Stock at the date of grant of the Award then required in order to comply with Rule 16b-3.

     8.   PERFORMANCE AND ANNUAL INCENTIVE AWARDS.

          (a) PERFORMANCE CONDITIONS. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee or the Board. The Committee or the Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). At such times as the Company is a Publicly Held Corporation, if and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

          (b) PERFORMANCE AWARDS GRANTED TO DESIGNATED COVERED EMPLOYEES. If and to the extent that the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

               (i) PERFORMANCE GOALS GENERALLY. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

               (ii) BUSINESS CRITERIA. One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index or the S&P Specialty Retailer Index;
          (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) working capital or inventory; and (14) ratio of debt to stockholders' equity. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof that are intended to qualify as "performanced-based compensation under Code Section 162(m).

               (iii) PERFORMANCE PERIOD; TIMING FOR ESTABLISHING PERFORMANCE GOALS. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code
          Section 162(m).

               (iv) PERFORMANCE AWARD POOL. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

               (v) SETTLEMENT OF PERFORMANCE AWARDS; OTHER TERMS. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

          (c) ANNUAL INCENTIVE AWARDS GRANTED TO DESIGNATED COVERED EMPLOYEES. The Committee may, within its discretion, grant one or more Annual Incentive Awards to any Eligible Person, subject to the terms and conditions set forth in this Section 8(c).

               (i) ANNUAL INCENTIVE AWARD POOL. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Annual

          Incentive Awards. In the case of Annual Incentive Awards intended to qualify as "performance-based compensation" for purposes of Code
          Section 162(m), the amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

               (ii) POTENTIAL ANNUAL INCENTIVE AWARDS. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.

               (iii) PAYOUT OF ANNUAL INCENTIVE AWARDS. After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as an Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no Award whatsoever. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.

          (d) WRITTEN DETERMINATIONS. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 8(c), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards if and to the extent required to comply with Code Section 162(m).

          (e) STATUS OF SECTION 8(b) AND SECTION 8(c) AWARDS UNDER CODE SECTION 162(M). It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 8(b) and 8(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance

Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

     9.   CHANGE IN CONTROL.

          (a) EFFECT OF "CHANGE IN CONTROL." If and to the extent provided in the Award, in the event of a "Change in Control," as defined in Section 9(b):

               (i) The Committee may, within its discretion, accelerate the vesting and exercisability of any Award carrying a right to exercise that was not previously vested and exercisable as of the time of the Change in Control, subject to applicable restrictions set forth in
          Section 10(a) hereof;

               (ii) The Committee may, within its discretion, accelerate the exercisability of any limited SARs (and other SARs if so provided by their terms) and provide for the settlement of such SARs for amounts, in cash, determined by reference to the Change in Control Price;

               (iii) The Committee  may,  within  its   discretion,   lapse  the
          restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan and such Awards may be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof; and

               (iv) With respect to any such outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, within its discretion, deem such performance goals and other conditions as having been met as of the date of the Change in Control.

          (b) DEFINITION OF "CHANGE IN CONTROL." A "Change in Control" shall be deemed to have occurred upon:

               (i) Approval by the shareholders of the Company of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale (any such event being referred to as a "Corporate Transaction") is subsequently abandoned);

               (ii) Individuals who, as of the date on which the Award is granted, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date on which the Award was granted whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-1 of Regulation 14A promulgated under the Securities Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

               (iii) the acquisition (other than from the Company) by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of more than 50% of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a "Controlling Interest") excluding, for this purpose, any acquisitions by (1) the Company or its Subsidiaries, (2) any person, entity or "group" that as of the date on which the Award is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange
          Act) of a Controlling Interest or (3) any employee benefit plan of the Company or its Subsidiaries.

          (c) DEFINITION OF "CHANGE IN CONTROL PRICE." The "Change in Control Price" means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any Corporate Transaction triggering the Change in Control under Section 9(b)(i) hereof or any liquidation of shares following a sale of substantially all of the assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and the 60-day period following the Change in Control.

     10.  GENERAL PROVISIONS.

          (a) COMPLIANCE WITH LEGAL AND OTHER REQUIREMENTS. The Company may, to the extent deemed necessary or advisable by the Committee or the Board, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee or the Board, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

          (b) LIMITS ON TRANSFERABILITY; BENEFICIARIES. No Award or other right or interest of a Participant under the Plan, including any Award or right which constitutes a derivative security as generally defined in Rule 16al(c) under the Exchange Act, shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a Subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers and exercises are permitted by the Committee or the Board pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee or the Board may impose thereon, and further subject to any prohibitions or restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee or the Board, and to any additional terms and conditions deemed necessary or appropriate by the Committee or the Board.

          (c)  ADJUSTMENTS.

               (i) ADJUSTMENTS TO AWARDS. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee or the Board to be appropriate, then the Committee or the Board shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of
          (A) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (B) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee or Board determines to be appropriate.

               (ii) ADJUSTMENTS IN CASE OF CERTAIN CORPORATE TRANSACTIONS. In the event of a proposed sale of all or substantially all of the Company's assets or any reorganization, merger, consolidation, or other form of corporate transaction in which the Company does not survive, or in which the shares of Stock are exchanged for or converted into securities issued by another entity, then the successor or acquiring entity or an affiliate thereof may, with the consent of the Committee or the Board, assume each outstanding Option or substitute an equivalent option or right. If the successor or acquiring entity or an affiliate thereof, does not cause such an assumption or substitution, then each Option shall terminate upon the consummation of sale, merger, consolidation, or other corporate transaction. The Committee or the Board shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Optionees may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Options that are then exercisable (including any Options that may become exercisable upon the closing date of such transaction). An Optionee may condition his exercise of any Option upon the consummation of the transaction.

               (iii) OTHER ADJUSTMENTS. In addition, the Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals, and Annual Incentive Awards and any Annual Incentive Award pool or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted under Section 8(b) hereof or Annual Incentive Awards granted under Section 8(c) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

          (d) TAXES. The Company and any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee or the Board may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

          (e) CHANGES TO THE PLAN AND AWARDS. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee's authority to grant Awards under the Plan, without the consent of stockholders or
Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee or the Board may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee or the Board may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

          (f) LIMITATION ON RIGHTS CONFERRED UNDER PLAN. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Subsidiary; (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Person's or Participant's employment at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

          (g) UNFUNDED STATUS OF AWARDS; CREATION OF TRUSTS. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee or the Board may specify and in accordance with applicable law.

          (h) NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

          (i) PAYMENTS IN THE EVENT OF FORFEITURES; FRACTIONAL SHARES. Unless otherwise determined by the Committee or the Board, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee or the Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

          (j) GOVERNING LAW. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the State of Arizona without giving effect to principles of conflicts of laws, and applicable federal law.

          (k) PLAN EFFECTIVE DATE AND STOCKHOLDER APPROVAL; TERMINATION OF PLAN. The Plan shall become effective on the Effective Date, subject to subsequent approval within 12 months of its adoption by the Board by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable NASDAQ requirements, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event stockholder approval is not obtained. The Plan shall terminate at such time as no shares of Common Stock remain available for issuance under the Plan and the Company has no further rights or obligations with respect to outstanding Awards under the Plan.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                              QUOTEMEDIA.COM, INC.

                       2003 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of QUOTEMEDIA.COM, INC., a Nevada corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated January 6, 2003, and hereby appoints R. Keith Guelpa and Keith J. Randall, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2003 Annual Meeting of Stockholders of QUOTEMEDIA.COM, INC., to be held on Friday, February 14, 2003 , at 10:00 a.m., local time, at the law offices of Greenberg Traurig, LLP, 2375 East Camelback Road, Suite 700, Phoenix, Arizona 85016, and at any adjournment or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side of this proxy card.

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE.)

                  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

                                            WITHHOLD
                    FOR all nominees        AUTHORITY
                        listed at          to vote for
                      right (except       all nominees
                      as indicated)      listed at right      NOMINEES:

1.   ELECTION              [ ]                 [ ]            Robert J. Thompson
     OF                                                       David M. Shworan
     DIRECTORS:                                               R. Keith Guelpa

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list at right.

2. Proposal to approve the amendment to the Company's Restated Articles of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000 shares.

          FOR [ ]                  AGAINST [ ]             ABSTAIN [ ]

3. Proposal to approve the amendment to the Company's Restated Articles of Incorporation to change the name of the Company to Quotemedia, Inc.

          FOR [ ]                  AGAINST [ ]             ABSTAIN [ ]

4.   Proposal to approve the Company's 2003 Equity Incentive Compensation Plan.

          FOR [ ]                  AGAINST [ ]             ABSTAIN [ ]

and upon such matters which may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS; FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE; FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S RESTATED ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME; FOR APPROVAL OF THE 2003 EQUITY INCENTIVE COMPENSATION PLAN; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

A majority of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

   SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


Signature _____________________   _____________________  Dated: _________, 2003.
                                      Signature if
                                      held jointly

NOTE: (THIS PROXY SHOULD BE DATED, SIGNED BY THE SHAREHOLDER(S) EXACTLY AS HIS OR HER NAME APPEARS HEREON, AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHAREHOLDERS SHOULD SIGN.)